UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
July 13, 2006

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number
1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446
1-2967	Union Electric Company (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-0559760
1-3672	Central Illinois Public Service Company (Illinois Corporation) 607 East Adams Street Springfield, Illinois 62739 (217) 523-3600	37-0211380
333-56594	Ameren Energy Generating Company (Illinois Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	37-1395586
2-95569	CILCORP Inc. (Illinois Corporation) 300 Liberty Street Peoria, Illinois 61602 (309) 677-5271	37-1169387

1-2732	Central Illinois Light Company (Illinois Corporation) 300 Liberty Street Peoria, Illinois 61602 (309) 677-5271	37-0211050
1-3004	Illinois Power Company (Illinois Corporation) 370 South Main Street Decatur, Illinois 62523 (217) 424-6600	37-0344645

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    Entry into a Material Definitive Agreement.

Ameren Corporation (“Ameren”) and certain of its subsidiaries have finalized actions previously announced (see Current Report on Form 8-K filed June 1, 2006) to revise their multi-year committed bank credit facilities and, in the case of certain subsidiaries, have entered into a new, multi-year committed bank credit facility.

Amendment to Multi-Borrower Credit Agreement. On July 14, 2006, Ameren, its subsidiaries Union Electric Company, doing business as AmerenUE (“UE”), Ameren Energy Generating Company (“Genco”), Central Illinois Public Service Company, doing business as AmerenCIPS (“CIPS”), Central Illinois Light Company, doing business as AmerenCILCO (“CILCO”), and Illinois Power Company, doing business as AmerenIP (“IP” and collectively with CIPS and CILCO, the “Ameren Illinois Utilities”), JPMorgan Chase Bank, N.A., as agent and the other lenders identified therein entered into an Amended and Restated Five-Year Revolving Credit Agreement dated as of July 14, 2006 (the “2006 Multi-Borrower Credit Agreement”, which amended the $1.15 billion committed Five-Year Revolving Credit Agreement, dated as of July 14, 2005 (the “Prior Multi-Borrower Credit Agreement”).

A copy of the 2006 Multi-Borrower Credit Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K.

The 2006 Multi-Borrower Credit Agreement will terminate with respect to Ameren on July 14, 2010. Effective July 13, 2006, the termination date for UE and Genco was extended to July 12, 2007. UE and Genco will continue to have the option to seek an annual renewal of their termination dates. Although the Ameren Illinois Utilities remain parties to the 2006 Multi-Borrower Credit Agreement, borrowing authority thereunder for those companies terminated July 13, 2006. The Ameren Illinois Utilities will continue to be subject to the covenants of the 2006 Multi-Borrower Credit Agreement until such time as the conditions to their borrowing under the new Illinois Facility (as defined below) are satisfied and they have provided notice to the agent under the 2006 Multi-Borrower Credit Agreement of termination of their status under the 2006 Multi-Borrower Credit Agreement.

Under the 2006 Multi-Borrower Credit Agreement, effective when the Ameren Illinois Utilities cease to be subject to the covenants thereunder, (i) restrictions apply limiting investments in and other transfers to the Ameren Illinois Utilities and their subsidiaries by Ameren and certain subsidiaries and (ii) the Ameren Illinois Utilities and their subsidiaries are excluded for purposes of determining compliance with the 65% total consolidated indebtedness to total consolidated capitalization financial covenant that remains in the 2006 Multi-Borrower Credit Agreement. Under the 2006 Multi-Borrower Credit Agreement, Ameren will continue to have $1.15 billion of borrowing availability, UE will have $500 million of borrowing availability and Genco will have $150 million of borrowing availability. As noted, the Ameren Illinois Utilities have no borrowing authority under the 2006 Multi-Borrower Credit Agreement.

The types of loans available under the 2006 Multi-Borrower Credit Agreement have not changed and include: revolving loans provided by the lenders on a committed basis, competitive loans provided on an uncommitted basis through an auction mechanism and swingline loans provided by JPMorgan Chase Bank, N.A. on behalf of all lenders in an amount outstanding at any time not in excess of $100 million. At the option of each borrower, the interest rates applicable under the facility are ABR plus the margin applicable to the particular borrower and Eurodollar rate plus the margin applicable to the particular borrower. ABR is a fluctuating interest rate equal to the higher of JPMorgan Chase Bank, N.A.’s prime rate and the sum of the federal funds effective rate plus 1/2 percent per annum. The Eurodollar interest rate is the applicable British Bankers’ Association London interbank offered rate for deposits in U. S. dollars.

The principal amount of each revolving loan will be due and payable no later than the final maturity of the facility in the case of Ameren and the last day of the then applicable 364-day period in the case of UE and Genco. The principal amount of each competitive loan will be due and payable at the end of the interest period applicable to it, which shall not be later than the final maturity date of the facility. Swingline loans will mature five business days after they are made and will be made on same-day notice.

The 2006 Multi-Borrower Credit Agreement contains conditions to borrowings and issuance of letters of credit similar to those in the Prior Multi-Borrower Credit Agreement, including absence of default or unmatured default, accuracy of representations (other than representations as to absence of material adverse change and material litigation) and warranties and required regulatory authorizations. The 2006 Multi-Borrower Credit Agreement also contains non-financial covenants similar to those in the Prior Multi-Borrower Credit Agreement including restrictions on the ability to incur liens, dispose of assets and merge with other entities. It contains a financial covenant that limits total indebtedness of Ameren, UE and Genco to 65 percent of total capitalization pursuant to a defined calculation. The 2006 Multi-Borrower Credit Agreement contains default provisions similar to those in the Prior Multi-Borrower Credit Agreement, including a cross default, with respect to a borrower under the agreement, to the occurrence of an event of default under any other agreement covering indebtedness of such borrower and certain subsidiaries (other than project finance subsidiaries and other than with respect to the Ameren Illinois Utilities as described below) in excess of $50 million in the aggregate. The obligations of Ameren, UE and Genco under this facility remain several and not joint, and except under limited circumstances, the obligations of UE or Genco are not guaranteed by Ameren or any other subsidiary.

Ameren, UE and Genco will use the proceeds of any borrowings under the 2006 Multi-Borrower Credit Agreement for general corporate purposes, including for working capital, commercial paper liquidity support and to fund loans under the Ameren money pool arrangements.

Illinois Facility. On July 14, 2006, the Ameren Illinois Utilities and AmerenEnergy Resources Generating Company (“AERG”) and CILCORP Inc. (“CILCORP”) (collectively with the Ameren Illinois Utilities, the “Illinois Facility Borrowers”), JP Morgan Chase Bank, N.A., as agent and the other lenders identified therein entered into a $500 million multi-year, senior secured Credit Agreement, dated as of July 14, 2006 (the “Illinois Facility”). A copy of the Illinois Facility is filed as Exhibit 10.2 to this Current Report on Form 8-K.

Borrowing authority under the Illinois Facility is effective immediately for AERG and CILCORP. The ability of the Ameren Illinois Utilities to borrow under the Illinois Facility is subject to receipt of necessary regulatory approvals, which are expected in the third quarter of 2006 and the issuance by the Ameren Illinois Utilities of mortgage bonds as security as described below. The Ameren Illinois Utilities will continue to have access to short-term funding via Ameren’s utility money pool and other intercompany borrowing arrangements.

The obligations of each Illinois Facility Borrower under the Illinois Facility will be several and not joint, and are not guaranteed by Ameren or any other subsidiary of Ameren. The maximum amount available to each borrower, including for issuance of letters of credit on its behalf, is limited as follows: CIPS - $135 million, CILCO - $150 million, IP - $150 million, AERG - $200 million and CILCORP - $50 million. The Illinois Facility will terminate with respect to CILCORP and AERG on January 14, 2010 and, subject to receipt of regulatory approval, the Illinois Facility will terminate with respect to the Ameren Illinois Utilities on January 14, 2010. The Illinois Facility Borrowers will use the proceeds of any borrowings for working capital and other general corporate purposes; however, a portion of the borrowings by AERG may be limited to financing or refinancing the development, management and/or operation of any of its projects or assets.

Borrowings under the Illinois Facility will bear interest, at the election of the borrower, at (1) a Eurodollar rate plus a margin applicable to the particular borrowing company or (2) a rate equal to the higher of the prime rate of JPMorgan Chase Bank, N.A or the federal funds effective rate plus ½% per year, plus a margin applicable to the particular borrowing company.

The obligations of CILCORP under the Illinois Facility are secured by a pledge of the common stock of CILCO (which pledge is on an equal and ratable basis with the pledge of such common stock by CILCORP to secure its 9.375% senior bonds due 2029 and its 8.70% senior notes due 2009). This pledge is evidenced by the Pledge Agreement Supplement, dated as of July 14, 2006 (the “Pledge Supplement”) to the Pledge Agreement, dated as of October 18, 1999 between CILCORP and The Bank of New York, as collateral agent (a copy of which is filed as Exhibit 10.1 to the Current Report on Form 8-K of CILCORP (File No. 1-08946) filed October 29, 1999). The Pledge Supplement is filed as Exhibit 10.3 to this Current Report on Form 8-K. The obligations of AERG under the Illinois Facility are secured by a mortgage and security interest in its E.D. Edwards and Duck Creek generating stations and related licenses, permits and similar rights. The mortgage regarding the E. D. Edwards plant is filed as

Exhibit 10.4 and the mortgage regarding the Duck Creek plant is filed as Exhibit 10.5 to this Current Report on Form 8-K. Pursuant to a Collateral Agency Agreement between AERG and The Bank of New York Trust Company, N.A., as collateral agent, dated as of July 14, 2006, AERG will be able to provide security to other lenders or security holders in the mortgaged property on an equal and ratable basis with the lenders under the Illinois Facility. The Collateral Agency Agreement is filed as Exhibit 10.6 to this Current Report on Form 8-K. Subject to the receipt of regulatory approval, the obligations of the Ameren Illinois Utilities under the Illinois Facility will be secured by the issuance of mortgage bonds by each such utility under its respective mortgage indenture.

The Illinois Facility limits the amount of other secured indebtedness issuable by each Illinois Facility Borrower as follows: for the Ameren Illinois Utilities, other secured debt is limited to that permitted under their respective mortgage indentures (subject to a covenant regarding excess bonding capacity described in the following sentence); for CILCORP, other secured debt is limited to $550 million secured by the pledge of CILCO stock and for AERG, other secured debt is limited to $200 million secured on a parity basis with its obligations under the Illinois Facility. The Illinois Facility provides that each of the Ameren Illinois Utilities will agree to reserve future bonding capacity under its mortgage indenture (that is, agree to forego the issuance of additional mortgage bonds otherwise permitted under the terms of its mortgage indenture) in the following amounts: CILCO, $25 million; IP, $100 million and CIPS, prior to December 31, 2007, $50 million, on and after December 31, 2007 but prior to December 31, 2008 $100 million, and on and after December 31, 2008, $150 million.

The Illinois Facility has terms similar to the 2006 Multi-Borrower Credit Agreement, including conditions to borrowings and issuance of letters of credit including absence of default or unmatured default, accuracy of representations (other than, for a borrowing to repay maturing commercial paper, representations as to absence of material adverse change and material litigation) and warranties and required regulatory authorizations. The Illinois Facility contains non-financial covenants including restrictions on the ability to incur liens, dispose of assets and merge with other entities. In addition, the Illinois Facility has non-financial covenants to limit the ability of a borrower to invest in or transfer assets to affiliates, covenants regarding the status of the collateral securing the Illinois Facility and validity of the security interests therein and limitations on dividends, distributions and other payments on capital stock of the Illinois Facility Borrowers if an event of default has occurred and is continuing or, subject to an ability of each Illinois Facility Borrower to make such dividends, distributions and other payments in an aggregate amount during any fiscal year not to exceed $10 million, in the event of certain changes to ratings to below investment grade (or, in the case of AERG if it is unrated, failure by AERG to maintain one or more financial ratios). The events of default in the Illinois Facility are similar to those contained in the 2006 Multi-Borrower Credit Agreement.

The Illinois Facility requires each Illinois Facility Borrower to maintain consolidated indebtedness of not more than 65% of consolidated total capitalization.

Events of default under the Illinois Facility apply separately to each Illinois Facility Borrower (and, subject to exceptions, their subsidiaries). An event of default under the Illinois Facility does not constitute an event of default under the 2006 Multi-Borrower Credit Agreement and an event of default under the 2006 Multi-Borrower Credit Agreement does not constitute an event of default under the Illinois Facility.

ITEM 1.02    Termination of a Material Definitive Agreement.

Termination of $350 Million Facility. As a condition to the effectiveness of the 2006 Multi-Borrower Credit Agreement and the closing of the Illinois Facility, effective July 14, 2006, Ameren terminated its $350 million Amended and Restated Five-Year Revolving Credit Agreement dated as of July 14, 2005 between Ameren, JP Morgan Chase Bank, N.A., as agent and the lenders identified therein. Ameren was the only borrower under this agreement. Such termination was without any early termination penalty. A copy of the $350 million Amended and Restated Five-Year Revolving Credit Agreement dated as of July 14, 2005 was filed as Exhibit 10.2 to the July 15, 2005 Current Report on Form 8-K.

Ameren Illinois Utilities. Although the Ameren Illinois Utilities remain parties to the 2006 Multi-Borrower Credit Agreement, their borrowing authority thereunder and under the Prior Multi-Borrower Credit Agreement terminated in accordance with the terms of those documents on July 13, 2006.

ITEM 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above for a description of the 2006 Multi-Borrower Credit Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference, and for a description of the Illinois Facility, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

ITEM 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number:	Registrant(s):	Title:
10.1	Ameren, UE and Genco	Amended and Restated Five-Year Revolving Credit Agreement, dated as of July 14, 2006 (“2006 Multi-Borrower Credit Agreement”)
10.2	Ameren, CILCORP, CIPS, CILCO and IP	Credit Agreement dated as of July 14, 2006 (“Illinois Facility”)
10.3	CILCORP and CILCO	Pledge Agreement Supplement dated July 14, 2006
10.4	CILCORP and CILCO (relating to CILCO’s subsidiary AERG, a non- registrant)	Open-Ended Mortgage, Security Agreement, Assignment Of Rents And Leases And Fixture Filing (Illinois) --E.D. Edwards plant
10.5	CILCORP and CILCO (relating to CILCO’s subsidiary AERG, a non- registrant)	Open-Ended Mortgage, Security Agreement, Assignment Of Rents And Leases And Fixture Filing (Illinois) --Duck Creek plant
10.6	CILCORP and CILCO (relating to CILCO’s subsidiary AERG, a non- registrant)	Collateral Agency Agreement between AERG and The Bank of New York Trust Company, N.A., dated as of July 14, 2006

- - - - - - - - - - - - - - - - - - - -

This combined Form 8-K is being filed separately by Ameren Corporation, Union Electric Company, Central Illinois Public Service Company, Ameren Energy Generating Company, CILCORP Inc., Central Illinois Light Company and Illinois Power Company (each a “registrant”). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION
(Registrant)

/s/ Jerre E. Birdsong
Jerre E. Birdsong
Vice President and Treasurer

UNION ELECTRIC COMPANY
(Registrant)

/s/ Jerre E. Birdsong
Jerre E. Birdsong
Vice President and Treasurer

CENTRAL ILLINOIS PUBLIC SERVICE COMPANY
(Registrant)

/s/ Jerre E. Birdsong
Jerre E. Birdsong
Vice President and Treasurer

AMEREN ENERGY GENERATING COMPANY
(Registrant)

/s/ Jerre E. Birdsong
Jerre E. Birdsong
Vice President and Treasurer

CILCORP Inc.
(Registrant)

/s/ Jerre E. Birdsong
Jerre E. Birdsong
Vice President and Treasurer

CENTRAL ILLINOIS LIGHT COMPANY
(Registrant)

/s/ Jerre E. Birdsong
Jerre E. Birdsong
Vice President and Treasurer

ILLINOIS POWER COMPANY
(Registrant)

/s/ Jerre E. Birdsong
Jerre E. Birdsong
Vice President and Treasurer

Date: July 18, 2006

Exhibit Index

Exhibit Number:	Registrant(s):	Title:
10.1	Ameren, UE and Genco	Amended and Restated Five-Year Revolving Credit Agreement, dated as of July 14, 2006 (“2006 Multi-Borrower Credit Agreement”)
10.2	Ameren, CILCORP, CIPS, CILCO and IP	Credit Agreement dated as of July 14, 2006 (“Illinois Facility”)
10.3	CILCORP and CILCO	Pledge Agreement Supplement dated July 14, 2006
10.4	CILCORP and CILCO (relating to CILCO’s subsidiary AERG, a non- registrant)	Open-Ended Mortgage, Security Agreement, Assignment Of Rents And Leases And Fixture Filing (Illinois) --E.D. Edwards plant
10.5	CILCORP and CILCO (relating to CILCO’s subsidiary AERG, a non- registrant)	Open-Ended Mortgage, Security Agreement, Assignment Of Rents And Leases And Fixture Filing (Illinois) --Duck Creek plant
10.6	CILCORP and CILCO (relating to CILCO’s subsidiary AERG, a non- registrant)	Collateral Agency Agreement between AERG and The Bank of New York Trust Company, N.A., dated as of July 14, 2006